As filed with the Securities and Exchange Commission on March 2, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 – December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2017
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
15668 NE Eilers Road
Aurora, Oregon 97002

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

Year-End 2017 Market Commentary

Major tax legislation signed into law in December of 2017, the Tax Cuts and Jobs Act, has been a powerful positive for US companies. This together with meaningful reforms in onerous regulations has energized and created attractive incentives to start new businesses. Earnings growth in 2018 for the S&P 500 Index could exceed 16% after a similar gain in 2017 (Standard & Poor's). I remember investing after the 1986 Reagan tax cuts and witnessing strong new business formations, which were very stimulative. Corporate earnings accelerated even with a dramatic increase in interest rates. Partly due to a rollback in regulation, American Banker estimates that the top ten banks in America now have enough excess capital to retire one-third of their outstanding shares. A drop in corporate rates from 35% to 21% together with repatriation of foreign earnings could add further to stock buybacks, dividend increases and mergers. 100% expensing of depreciable property should enhance capital spending and could add up to half a percent to GDP growth. Many foreign manufacturers are locating to the US due to the lower tax burden and low natural gas prices. Private equity buying power adds another $1 trillion in demand (Fortune) just as public stock in the US has dropped by over 50% since 1997 (Economist). We watch the initial public offering ("IPO") market closely for signs of oversupply. While both the Reagan tax cuts in 1986 and the Kennedy tax cuts (Revenue Act of 1964) added firepower to the economy they also contributed to higher interest rates, hurting holders of bonds. Today, the tax stimulus combined with a low 4.1% unemployment rate could lead to much higher interest rates. Companies with poor balance sheets or those dependent on debt funding like real estate investment trusts ("REITs") and utilities suffered in the past. We have learned it is critically important to study the tax code as the changes in 1986 really hurt commercial real estate, ultimately contributing to the thrift crisis. This time ultra-high-end housing along with municipal bonds look vulnerable.

Globally, a movement toward free market solutions and efforts to clean up corruption contributed to huge moves in cheaper emerging markets. Argentina was the number one performing market in the world for 2017, returning over 76%, as represented by the Merval Index, due largely to free market reforms. Brazil has targeted corruption while privatizing many industries. China continues to add to market solutions as well. The internet is creating greater financial transparency, exposing and cleaning up bad behavior. Companies that are executing and have proven platforms are enjoying almost monopolistic market power. As an investor, it is so important to tune out crazy news headlines and relentlessly focus on facts and fundamentals pertaining to company cash flows, revenues and execution. We have learned over many years the importance of exceptional management, integrity and private property rights. Companies that are operationally efficient with a network effect on the right side of digitization can enjoy enormous premium valuations. While fear is the friend of the fundamentalist, euphoria is the enemy of the diligent capital allocator. Recently, bullish sentiment has reached extremes which can often portend a short-term correction. Bad loans and most mergers are made in good times, often at bad prices that fail to compensate for the risk taken.

Entry Housing

The average age for first time home buyers is 31. According to the Wall Street Journal, home ownership hit a 50-year low in 2016, at 62.9%. In 2017, the rate increased for the first time in 13 years. While fundamentals look good for low-end housing, the high-end has been hit hard by the limits to the deductibility of interest and property taxes. The millennials now outnumber baby boomers.

Bigger is Not Necessarily Better

According to the outstanding investor Joel Tillinghast of Fidelity Investments, if you continuously invested in the single largest S&P 500 stock by market value between 1972 and 2016, your compounded return would have been less than 4% while the index earned over 10%. General Electric in October of 2000 was one of the most highly valued companies in the world at $60. Today it is under $20. It is so important through diligent research to identify risks and strive to mitigate them. Overpaying for complex investments in times of euphoria can lead to problems that threaten to interrupt the compounding process. Price-earnings ratios do matter. In the four decades through 2015, in years
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AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

where the S&P 500 earnings growth was the fastest, P/Es contracted. Sky high valuations can torpedo a portfolio if price-earnings ratios compress. I can remember buying food stocks at a bargain six times earnings in the 1980s after high inflation in the 1970s.
Infrastructure
The president has deep experience in construction in New York City. He was skilled in fighting the permit process. Look for the streamlining of permitting for roads, bridges, water systems, waterways, etc. With manufacturing unemployment running under 2.5%, healthy wage growth should follow.
Year-End 2017 Performance Update

Auxier Focus Fund – Investor Class
Average Annual Total Returns (12/31/2017)
Since Inception (07/09/1999) 7.55%
10-year 7.01%
5-year 10.60%
1-year 17.71%
3-month 5.67%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's Investor Class Share's annual operating expense ratio (gross) is 1.10%. The Fund's adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses at 0.98%, which is in effect until October 31, 2018. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within 180 days  of purchase. For the most recent month-end performance, please call (877) 328-9437 or visit the Adviser's website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

Auxier Focus Fund's Investor Class returned 5.67% in fourth quarter vs. 6.64% for the S&P 500 Index. For the year ended 12/31/2017 the Fund returned 17.71% vs. 21.83%. The stocks in the Fund returned 6.24% for the quarter and 20.35% for the year. Domestic stocks comprised 79% and foreign 15%, with cash and "workouts" 6%. Since inception at the top of the market in 1999, a hypothetical $10,000 investment in the Fund has grown to $38,410, with an average equity exposure of 78% compared to $27,158 for the fully invested S&P 500.

Contributors to the period:
Kroger Co. (KR)
After a rough start to the year, Kroger delivered a net earnings increase of 1.5% vs. an earnings decline of 56% year over year. This improvement was driven by their record-setting Black Friday results for general merchandise and record sales at Fred Meyer. Digital revenue was up 109% from the continued positive response to Kroger's online-grocery ordering service. Recently the company has been in discussions with Chinese online powerhouse Alibaba. We have been very impressed with Kroger's use of data analytics. With a nationwide shortage of both trucks and drivers, shipping costs are up over 18% this past year.

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AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

This will pressure margins for the online delivery model. Companies like Kroger with a vast store base should have an advantage. Additionally, 2017 saw some of the biggest price declines in food since 1950. Recently those price fundamentals show signs of improving.

UnitedHealth Group Inc. (UNH)
UnitedHealth's data and technology platform, Optum, had another quarter and now full year of double-digit percentage earnings growth in all of its segments. Due to positive results, UnitedHealth raised their 2018 adjusted earnings guidance by 16% at the midpoint to $12.45 per share. CEO David Wichmann expects Corporate Tax Reform to boost earnings and cash flows by $1.7B in 2018.

Top Holdings	% Assets
Bank of New York Mellon Corp	4.1
UnitedHealth Group Inc.	4.1
Pepsico Inc.	3.5
Philip Morris International	3.5
Johnson & Johnson	3.1
Mastercard Inc.	3.1
Microsoft Corp.	3.0
Medtronic PLC	3.0
Bank of America Corp	2.4
DowDuPont Inc.	2.4
Microsoft Corp. (MSFT)
In 2012 the company's cloud revenue totaled $700 million. Today, Microsoft has quarterly cloud revenues exceeding $5 billion with 55% margins. Driven by Azure's revenue growth of 90%, revenue in Microsoft's Intelligent Cloud segment increased 14% to $6.9B with commercial cloud annual recurring revenue exceeding $20B. Total revenue grew 12% as their Productivity and Business Processes and Intelligent Cloud segments made up for the stalling Personal Computing.

Bank of America Corp. (BAC)
Loan and deposit growth of 3.3% and 3.8% along with higher interest rates led to net interest income growth of 11% to $11.5B in the quarter. After a $2.9B charge related to the Tax Cuts and Jobs Act, Bank of America plans to benefit from more rational regulation and lower tax rates.

Anthem, Inc. (ANTM)
Anthem's three reportable segments all had operating revenue growth in the most recent quarter while cutting total expenses by 5%. After ongoing accusations of Express Scripts overcharging by billions of dollars, Anthem announced its plan to set up its own pharmacy benefits management unit called IngenioRx and secured a five-year agreement with CVS Health Corp. that will go into effect at the end of 2019.

PepsiCo Inc. (PEP)
PepsiCo saw overall organic revenue growth of 1.7% despite its North American Beverages sector revenues decline for the first time in two years. Latin America and ESSA had operating profit growth of 14% and 12% respectively to pick up the slack. By 2025, PepsiCo plans to have at least two-thirds of their beverages contain 100 calories or less per serving. PepsiCo continues to expect $7B in free cash flow for the full fiscal year.

Express Scripts Inc. (ESRX)
Express Scripts recently acquired eviCore Healthcare, an industry leader in evidence-based medical benefit management services. EviCore helps manage medical benefits for 100 million people, and Express Scripts expects the acquisition to be accretive to adjusted diluted earnings per share in 2018, which they now estimate in the range of $7.67 to $7.87. At a P/E of 12 times 2018 the stock seems very cheap.

Johnson & Johnson (JNJ)
Johnson & Johnson saw a 10.3% growth in net sales as their Pharmaceutical segment–which represents 49% of overall sales–jumped 15% in the quarter. This has been due in part to the consistently growing sales of their lymphoma treatment, Imbruvica, increasing 46.7% year over year as additional implications continue to be approved by the FDA.

Mastercard Inc. (MA)
Mastercard had a record-setting quarter, increasing revenues by 18% and growing net income by 21% to $1.4B. This year, Mastercard will be Costco's exclusive co-brand partner in Japan as they continue to focus on international growth opportunities. On the innovation front, Mastercard continues to push forward providing payment options on smartphones, workspace connected communities, and virtual reality. They have recently landed large retailers Kroger and Cabela's.
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AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

BP plc (BP)
BP had a productive quarter as group oil and gas production averaged 3.6M barrels of oil equivalent a day, a 14% increase over last year, while downstream underlying quarterly earnings were the highest in five years growing almost 67%. All seven of the major projects they expected to start this year are online, including starting production in three major upstream projects in Australia, Trinidad, and Oman. BP re-entered the solar power market with the purchase of a 43% stake in Lightsource Renewable Energy Ltd. for $200M. Aggressive cost cutting is finally paying off as oil prices have improved by over 25% in four months.

Wal-Mart Stores Inc. (WMT)
Walmart's continued effort to strengthen their online offerings to compete with Amazon is gaining more traction as eCommerce sales grew 50% in the quarter. As a result, 63 Sam's Clubs are slated to close and approximately 12 will be converted to online fulfillment centers while scaling back Walmart brick-and-mortar growth in the US.

Corning Inc. (GLW)
Corning is edging their way into the medical field with Valor Glass. Working with Merck and Pfizer, Corning is developing a damage-resistant glass for vials that will reduce flaking, contamination, and breaking while being more efficient to manufacture. Corning's Gorilla Glass continues to be a big seller as Apple, Samsung, and other phone manufacturers use it on their flagship devices. Specialty Materials net earnings were up 71% over last year helping the decline of LCD screen prices in Display Technologies.

The Travelers Companies Inc. (TRV)
The Travelers Co. had record-setting net written premiums of $6.6B and growth in all segments as retention remained at historic highs in Commercial Businesses. Hurricane Harvey, Irma, and Maria are estimated to have damages exceeding $250B causing Travelers' net income to be impacted by $455M of catastrophe losses. The pricing for many property and casualty products is showing signs of firming going into 2018.

LyondellBasell Industries N.V. (LYB)
LyondellBasell was able to deliver double digit revenue and earnings growth despite Hurricane Harvey affecting each of their major US Gulf Coast sites. Even after the impact of increasing feedstock prices and production outages, they were able to produce 13% more ethylene across their global system compared to the previous year. LyondellBasell also plans to build the world's largest propylene oxide and tertiary butyl alcohol plant in Houston in the second half of 2018.

Detractors to the period:

Merck & Co. Inc. (MRK)
Merck & Co. had a challenging fourth quarter as total sales declined 2% due to a temporary production shutdown from a cyber-attack. Merck's Pharmaceutical segment–making up 89% of sales–fell 3% as they lost market exclusivity for two of their top cholesterol treatments and are facing increasing pricing pressure on their top-selling drug. On a positive note, the outlook for cancer-fighting immunotherapy Keytruda is very encouraging.

Philip Morris International (PM)
Philip Morris's reduced risk, heated tobacco product IQOS accounted for 40% of shipments to Japan in the quarter, surpassing combustible cigarettes for the first time in that market. Although it has seen impressive growth in the Japanese market, it is still waiting for FDA approval in the US. We believe it will be approved.

Unilever (UN)
Turnover headwinds from a stronger euro and overall weak market demand led to a challenging quarter for Unilever. Underlying sales growth of 2.6% was driven by their emerging markets' 6.3% growth while developed markets declined 2.3% in the quarter.
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AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

Cerner Corporation (CERN)
Although revenues were up 8%, they came in below analysts' expectations. Bookings were down 22.5% year over year due to several large contracts being delayed, causing it to come in below the company's guidance. However, it could lead to all-time high levels of bookings once these deals are signed.

America Movil (AMX)
Natural disasters in Mexico and Puerto Rico along with a costly Colombian arbitration panel ruling led to a net loss of 9.5B pesos vs. a net income of 2.1B pesos year over year. America Movil is working on rolling out a 4.5G network which is expected to be 7x faster than 4G in parts of Mexico, and gearing up for 5G by 2020.

American International Group (AIG)
After a year of catastrophic events leading to aggregate pre-tax catastrophe losses of $3.0B in the quarter, American International Group's CEO is looking forward to 2018 as "The Year of the Underwriter." AIG will be focusing on commercial underwriting, enhancing underwriter tools, and their talent base to position themselves for long-term growth. With over $130B in insured losses for 2017, the industry pricing environment is firming on projected 2018 renewals. In the past, we have enjoyed solid returns with the new AIG CEO Brian Duperreault when he successfully turned around a troubled Marsh & McLennan.

Oracle Corp. (ORCL)
Oracle's cloud revenue growth of 44% drove performance for the quarter. They will soon deliver the Oracle Autonomous Database in the Oracle Cloud claiming it to be 10x faster at less than half the cost of running a database in the Amazon Cloud. The fully-autonomous database will not require any human labor for administration, will detect security vulnerabilities and patch itself immediately while running, and will reduce planned and unplanned downtime to less than thirty minutes per year.

Closing Thoughts

Policies out of Washington DC this past year have reduced taxes and regulations while reinforcing property rights and the rule of law. This has enhanced business fundamentals and encouraged risk taking. Global economies have been improving as well. On the downside, we are now seeing signs of increased digital speculation in the form of cryptocurrencies, pre-public technology companies and extreme readings of bullish sentiment. In times of easy money, price momentum can overtake fundamental cash flow analysis. We are long overdue for a correction which is both needed and healthy. Over the past century the general US stock market has averaged a 10% correction about every 18 months.

This year the New England Patriots played their eighth Super Bowl with Tom Brady and Bill Belichick at the helm. This dynasty will go down as the best of all time. Yes, they tend to outwork their opponents, but their true advantage may be the fierce discipline in adhering to their proven strategy. In the new documentary "Tom vs Time" Brady explains his mindset for getting ready for the Super Bowl, saying, "You have to put all the noise and hype aside and focus on what you have to do." In a time where there are so many distracting headlines and speculations, we see the need to zero in on implementing a proven enduring investment approach to the markets by drilling down daily on the fundamental drivers of intrinsic value.

We appreciate your trust.
Jeff Auxier
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AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund's Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.
The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund's value.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. The MERVAL Index (MERcado de VALores, literally Stock Market) is the most important index of the Buenos Aires Stock Exchange. It is a price-weighted index, calculated as the market value of a portfolio of stocks selected based on their market share, number of transactions and quotation price. One cannot invest directly in an index or average.
The views in this shareholder letter were those of the Fund Manager as of the letter's publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund's investment methodology and do not constitute investment advice.
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AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value

Common Stock - 95.9%
Communications - 3.6%
255,625	America Movil SAB de CV, ADR	$4,383,969
25,569	Cisco Systems, Inc.	979,292
219,738	Telefonica SA, ADR	2,127,064
125	The Walt Disney Co.	13,439
33,860	Twenty-First Century Fox, Inc., Class A	1,169,186
11,845	Viacom, Inc., Class B	364,944
		9,037,894
Consumer Discretionary - 5.9%
27,700	Arcos Dorados Holdings, Inc., Class A (a)	286,695
34,000	Becle SAB de CV (a)	55,420
54,160	Comcast Corp., Class A	2,169,108
9,990	CVS Health Corp.	724,275
114,077	Discovery Communications, Inc., Class A (a)	2,553,043
4,641	Discovery Communications, Inc., Class C (a)	98,250
16,250	General Motors Co.	666,088
38,712	H&R Block, Inc.	1,015,029
200,905	Lincoln Educational Services Corp. (a)	405,828
18,550	Lowe's Cos., Inc.	1,724,037
6,656	McDonald's Corp.	1,145,631
310	Red Robin Gourmet Burgers, Inc. (a)	17,484
18,300	Sally Beauty Holdings, Inc. (a)	343,308
1,176	The Andersons, Inc.	36,632
4,725	The Home Depot, Inc.	895,529
4,635	Vitamin Shoppe, Inc. (a)	20,394
20,150	Wal-Mart Stores, Inc.	1,989,812
7,050	Yum China Holdings, Inc.	282,141
7,050	Yum! Brands, Inc.	575,351
		15,004,055
Consumer Staples - 20.9%
62,500	Altria Group, Inc.	4,463,125
30,200	British American Tobacco PLC, ADR	2,023,098
13,200	Coca-Cola HBC AG, ADR (a)	433,884
12,990	Conagra Brands, Inc.	489,333
8,785	Diageo PLC, ADR	1,282,873
22,850	Dr. Pepper Snapple Group, Inc.	2,217,821
18,600	Kelly Services, Inc., Class A	507,222
15,378	Lamb Weston Holdings, Inc.	868,088
50,327	Molson Coors Brewing Co., Class B	4,130,337
35,300	Monster Beverage Corp. (a)	2,234,137
74,820	PepsiCo, Inc.	8,972,414
83,220	Philip Morris International, Inc.	8,792,193
173,783	Tesco PLC, ADR	1,475,418
62,300	The Coca-Cola Co.	2,858,324
2,845	The J.M. Smucker Co.	353,463
203,368	The Kroger Co.	5,582,452
20,525	The Procter & Gamble Co.	1,885,837
1,307	The Western Union Co.	24,846
80,550	Unilever NV, ADR	4,536,576
		53,131,441
Energy - 4.1%
144,810	BP PLC, ADR	6,086,364
10,130	Chevron Corp.	1,268,175
15,600	ConocoPhillips	856,284
7,800	Phillips 66	788,970
15,340	Valero Energy Corp.	1,409,899
		10,409,692
Financials - 21.6%
44,370	Aflac, Inc.	3,894,799
47,960	American International Group, Inc.	2,857,457
1,280	Ameriprise Financial, Inc.	216,922

Shares	Security Description	Value

209,799	Bank of America Corp.	$6,193,266
16,415	Berkshire Hathaway, Inc., Class B (a)	3,253,781
69,374	Central Pacific Financial Corp.	2,069,426
25,975	Citigroup, Inc.	1,932,800
5,616	Colliers International Group, Inc.	338,926
132,268	Credit Suisse Group AG, ADR	2,360,984
5,616	FirstService Corp.	392,671
66,368	Franklin Resources, Inc.	2,875,725
14,500	Legg Mason, Inc.	608,710
4,525	Marsh & McLennan Cos., Inc.	368,290
51,550	Mastercard, Inc., Class A	7,802,608
1,100	PayPal Holdings, Inc. (a)	80,982
195,050	The Bank of New York Mellon Corp.	10,505,393
27,418	The Travelers Cos., Inc.	3,718,977
7,350	U.S. Bancorp	393,813
15,249	Unum Group	837,018
31,600	Visa, Inc., Class A	3,603,032
20,000	Waddell & Reed Financial, Inc., Class A	446,800
1,775	Wells Fargo & Co.	107,689
		54,860,069
Health Care - 24.4%
48,051	Abbott Laboratories	2,742,271
2,900	Alkermes PLC (a)	158,717
5,145	Allergan PLC	841,619
175	Amgen, Inc.	30,432
18,981	Anthem, Inc.	4,270,915
16,200	Becton Dickinson and Co.	3,467,772
13,940	Biogen, Inc. (a)	4,440,866
7,765	Bioverativ, Inc. (a)	418,689
55,424	Express Scripts Holding Co. (a)	4,136,847
1,780	Gilead Sciences, Inc.	127,519
26,000	GlaxoSmithKline PLC, ADR	922,220
56,240	Johnson & Johnson	7,857,853
95,003	Medtronic PLC	7,671,492
102,059	Merck & Co., Inc.	5,742,860
10,082	Pfizer, Inc.	365,170
25,337	Quest Diagnostics, Inc.	2,495,441
1,303	Shire PLC, ADR	202,121
8,000	Synergy Pharmaceuticals, Inc. (a)	17,840
47,523	UnitedHealth Group, Inc.	10,476,921
47,400	Zimmer Biomet Holdings, Inc.	5,719,758
		62,107,323
Industrials - 4.2%
625	AGCO Corp.	44,644
175,141	Corning, Inc.	5,602,761
88,671	Manitex International, Inc. (a)	851,242
12,500	Raytheon Co.	2,348,125
7,375	Textainer Group Holdings, Ltd. (a)	158,562
2,350	The Boeing Co.	693,038
8,515	United Parcel Service, Inc., Class B	1,014,562
		10,712,934
Information Technology - 6.2%
43,910	Cerner Corp. (a)	2,959,095
16,675	Cognizant Technology Solutions Corp., Class A	1,184,258
90,247	Microsoft Corp.	7,719,728
82,320	Oracle Corp.	3,892,090
		15,755,171
Materials - 4.5%
14,225	Celanese Corp., Class A	1,523,213
85,626	DowDuPont, Inc.	6,098,284
26,505	LyondellBasell Industries NV, Class A	2,924,032

See Notes to Financial Statements.	7

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value

32,055	The Mosaic Co.	$822,531
		11,368,060
Telecommunications - 0.3%
25,775	CenturyLink, Inc.	429,927
5,335	Verizon Communications, Inc.	282,382
		712,309
Transportation - 0.2%
2,550	Delta Air Lines, Inc.	142,800
3,160	Union Pacific Corp.	423,756
		566,556

Total Common Stock (Cost $130,412,483)	243,665,504

Principal	Security Description	Rate	Value

Fixed Income Securities - 0.8%
Corporate Non-Convertible Bonds - 0.4%
Financials - 0.4%
$500,000	Citigroup, Inc.(USD 3Month LIBOR +3.47%), (callable at 100 beginning 05/15/23) (b)(c)	5.35%	511,875
500,000	Fifth Third Bancorp (USD 3Month LIBOR +3.03%), (callable at 100 beginning 06/30/23)(b)(c)	5.10	508,750
			1,020,625

Total Corporate Non-Convertible Bonds (Cost $998,800)	1,020,625
Maturity

U.S. Government & Agency Obligations - 0.4%
U.S. Treasury Securities - 0.4%
1,000,000	U.S. Treasury Bill (Cost $999,665)(d)	1.21	01/11/18	999,707

Total Fixed Income Securities (Cost $1,998,465)	2,020,332

Investments, at value- 96.7% (Cost $132,410,948)	$245,685,836
Other Assets & Liabilities, Net – 3.3%	8,449,864
Net Assets – 100.0%	$254,135,700

ADR	American Depositary Receipt
LIBOR	London Interbank Offering Rate
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Floating rate security. Rate presented is as of December 31, 2017.
(c)	Perpetual maturity security.
(d)	Rate presented is yield to maturity.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Communications	$9,037,894	$-	$-	$9,037,894
Consumer Discretionary	15,004,055	-	-	15,004,055
Consumer Staples	53,131,441	-	-	53,131,441
Energy	10,409,692	-	-	10,409,692
Financials	54,860,069	-	-	54,860,069
Health Care	62,107,323	-	-	62,107,323
Industrials	10,712,934	-	-	10,712,934
Information Technology	15,755,171	-	-	15,755,171
Materials	11,368,060	-	-	11,368,060
Telecommunications	712,309	-	-	712,309
Transportation	566,556	-	-	566,556
Corporate Non-Convertible Bonds	-	1,020,625	-	1,020,625
U.S. Government & Agency Obligations	-	999,707	-	999,707

Total Assets	$243,665,504	$2,020,332	$-	$245,685,836

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2017.
AFA
PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	95.9%
Corporate Non-Convertible Bonds	0.4%
U.S. Government & Agency Obligations	0.4%
Cash and Other Net Assets	3.3%

100.0%
AFA

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF ASSET AND LIABILITIES DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $132,410,948)	$245,685,836
Cash	8,130,035
Receivables:
Fund shares sold	485,626
Investment securities sold	119,462
Dividends and interest	404,964
Prepaid expenses	19,649
Total Assets	254,845,572

LIABILITIES
Payables:
Fund shares redeemed	403,714
Distributions payable	111,721
Accrued Liabilities:
Investment adviser fees	143,809
Trustees' fees and expenses	455
Fund services fees	27,643
Other expenses	22,530
Total Liabilities	709,872

NET ASSETS	$254,135,700

COMPONENTS OF NET ASSETS
Paid-in capital	$140,451,007
Undistributed net investment income	112,370
Accumulated net realized gain	297,435
Net unrealized appreciation	113,274,888
NET ASSETS	$254,135,700

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	8,194,405
A Shares	130,834
Institutional Shares	3,004,437

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $182,932,600)	$22.32
A Shares (based on net assets of $2,965,666)	$22.67
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$24.05
Institutional Shares (based on net assets of $68,237,434)	$22.71
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $22,583) .	$2,534,481
Interest income	51,365
Total Investment Income	2,585,846
Adviser
EXPENSES
Investment adviser fees	1,004,185
Fund services fees	165,314
Transfer agent fees:
Investor Shares	29,737
A Shares	551
Institutional Shares	2,443
Distribution fees:
A Shares	3,601
Custodian fees	12,866
Registration fees:
Investor Shares	9,592
A Shares	1,614
Institutional Shares	8,182
Professional fees	25,858
Trustees' fees and expenses	10,994
Other expenses	100,311
Total Expenses	1,375,248
Fees waived and expenses reimbursed	(200,249)
Net Expenses	1,174,999

NET INVESTMENT INCOME	1,410,847

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,291,477
Net change in unrealized appreciation (depreciation) on investments	15,029,283
NET REALIZED AND UNREALIZED GAIN	16,320,760
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,731,607

See Notes to Financial Statements.	10

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

			#	43100 #	#	42916
				For the Six Months Ended December 31, 2017		For the Year Ended June 30, 2017
OPERATIONS					Shares		Shares
	Net investment income			$1,410,847		$2,873,195
	Net realized gain			1,291,477		10,382,605
	Net change in unrealized appreciation (depreciation)			15,029,283		20,893,874
Increase in Net Assets Resulting from Operations				17,731,607		34,149,674

DISTRIBUTIONS TO SHAREHOLDERS FROM
	Net investment income:
		Investor Shares		(1,989,916)		(2,228,585)
		A Shares		(22,503)		(18,288)
		Institutional Shares		(741,116)		(573,352)
	Net realized gain:
		Investor Shares		(7,701,459)		(3,141,650)
		A Shares		(122,901)		(41,172)
		Institutional Shares		(2,835,592)		(803,916)
Total Distributions to Shareholders				(13,413,487)		(6,806,963)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares		5,470,289	243,908	13,833,788	675,235
		A Shares		38,306	1,629	25,047	1,169
		Institutional Shares		6,011,909	261,367	11,678,690	564,828
	Reinvestment of distributions:
		Investor Shares		9,332,848	415,331	5,165,360	255,391
		A Shares		140,941	6,189	59,012	2,879
		Institutional Shares		3,423,369	149,752	1,306,095	63,637
	Redemption of shares:
	1	Investor Shares		(20,485,569)	(910,454)	(58,720,531)	(2,840,659)
	2	A Shares		(65,671)	(2,820)	(283,606)	(13,793)
	3	Institutional Shares		(1,739,957)	(76,584)	(2,325,115)	(111,073)
	Redemption fees
	1	Investor Shares		9,322	-	6,978	-
	2	A Shares		150	-	91	-
	3	Institutional Shares		3,403	-	1,835	-
Increase (Decrease) in Net Assets from Capital Share Transactions				2,139,340	88,318	(29,252,356)	(1,402,386)
Increase (Decrease) in Net Assets				6,457,460		(1,909,645)

NET ASSETS
	Beginning of Period			247,678,240		249,587,885
	End of Period (Including line (a))			$254,135,700		$247,678,240
(a)	Undistributed net investment income			$112,370		$1,455,058

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended June 30,
INVESTOR SHARES	December 31, 2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Period	$21.95		$19.69	$20.50	$20.75	$18.59	$16.49
INVESTMENT OPERATIONS
Net investment income (a)	0.12		0.23	0.21	0.17	0.20	0.21
Net realized and unrealized gain	1.49		2.59	0.08	0.38	2.63	2.23
Total from Investment Operations	1.61		2.82	0.29	0.55	2.83	2.44
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.25)		(0.23)	(0.20)	(0.20)	(0.22)	(0.22)
Net realized gain	(0.99)		(0.33)	(0.90)	(0.60)	(0.45)	(0.12)
Total Distributions to Shareholders	(1.24)		(0.56)	(1.10)	(0.80)	(0.67)	(0.34)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$22.32		$21.95	$19.69	$20.50	$20.75	$18.59
TOTAL RETURN	7.31	%(c)	14.55%	1.58%	2.69%	15.43%	15.06%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$182,933	$185,363		$203,921	$231,911	$285,094	$277,536
Ratios to Average Net Assets:
Net investment income	1.08	%(d)	1.11%	1.10%	0.83%	1.00%	1.22%
Net expenses	0.98	%(d)	1.03%	1.14%	1.24%	1.24%	1.25%
Gross expenses (e)	1.09	%(d)	1.16%	1.30%	1.27%	1.26%	1.28%
PORTFOLIO TURNOVER RATE	0	%(c)	5%	6%	4%	9%	11%

(a)		Calculated based on average shares outstanding during each period.
(b)		Less than $0.01 per share.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended June 30,
A SHARES	December 31, 2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Period	$22.23		$19.90	$20.64	$20.85	$18.63	$16.49
INVESTMENT OPERATIONS
Net investment income (a)	0.09		0.19	0.19	0.18	0.20	0.21
Net realized and unrealized gain	1.51		2.61	0.09	0.36	2.64	2.24
Total from Investment Operations	1.60		2.80	0.28	0.54	2.84	2.45
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)		(0.14)	(0.12)	(0.15)	(0.17)	(0.19)
Net realized gain	(0.99)		(0.33)	(0.90)	(0.60)	(0.45)	(0.12)
Total Distributions to Shareholders	(1.16)		(0.47)	(1.02)	(0.75)	(0.62)	(0.31)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$22.67		$22.23	$19.90	$20.64	$20.85	$18.63
TOTAL RETURN (c)	7.20	%(d)	14.28%	1.49%	2.63%	15.45%	15.06%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$2,966	$2,797		$2,698	$5,541	$5,108	$2,158
Ratios to Average Net Assets:
Net investment income	0.81	%(e)	0.91%	0.94%	0.84%	1.02%	1.22%
Net expenses	1.25	%(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (f)	1.42	%(e)	1.54%	1.61%	1.56%	1.62%	1.62%
PORTFOLIO TURNOVER RATE	0	%(d)	5%	6%	4%	9%	11%

(a)		Calculated based on average shares outstanding during each period.
(b)		Less than $0.01 per share.
(c)		Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended June 30,
INSTITUTIONAL SHARES	December 31, 2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Period	$22.29		$19.96	$20.74	$20.91	$18.66	$16.50
INVESTMENT OPERATIONS
Net investment income (a)	0.15		0.28	0.25	0.24	0.25	0.26
Net realized and unrealized gain	1.51		2.61	0.08	0.36	2.64	2.22
Total from Investment Operations	1.66		2.89	0.33	0.60	2.89	2.48
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.25)		(0.23)	(0.21)	(0.17)	(0.19)	(0.20)
Net realized gain	(0.99)		(0.33)	(0.90)	(0.60)	(0.45)	(0.12)
Total Distributions to Shareholders	(1.24)		(0.56)	(1.11)	(0.77)	(0.64)	(0.32)
REDEMPTION FEES (a)	—	(b)	— (b)	—	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$22.71		$22.29	$19.96	$20.74	$20.91	$18.66
TOTAL RETURN	7.44	%(c)	14.72%	1.74%	2.93%	15.73%	15.28%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$68,237	$59,518		$42,969	$29,366	$8,001	$5,313
Ratios to Average Net Assets:
Net investment income	1.27	%(d)	1.32%	1.27%	1.13%	1.25%	1.48%
Net expenses	0.80	%(d)	0.86%	1.00%	1.00%	1.00%	1.00%
Gross expenses (e)	1.10	%(d)	1.16%	1.31%	1.36%	1.47%	1.55%
PORTFOLIO TURNOVER RATE	0	%(c)	5%	6%	4%	9%	11%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 1. Organization
The Auxier Focus Fund (the "Fund") is a a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.
The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge ("CDSC") of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund's investment objective is to provide long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
16

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Redemption Fees – A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund's balance sheet.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2017, the Fund had $7,880,035 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Auxier Asset Management LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.80% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a Distribution Plan (the "Plan") for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.
For the period ended December 31, 2017, there were $1,400 in front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $294 of the total front-end sales charges.  Such amounts are set aside by the Distributor and used solely for distribution-related expenses.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee's annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
17

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses through October 31, 2018, to the extent necessary to maintain the total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) at 0.98%, 1.25% and 0.80% of average daily net assets of the Investor Shares, A Shares and Institutional Shares, respectively. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2017, fees waived and expenses reimbursed were as follows:
Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived
$96,196	$60,224	$43,829	$200,249

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2017, $375,297 is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended December 31, 2017 totaled $1,023,594 and $8,609,015, respectively.
Note 7. Federal Income Tax
As of December 31, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$120,526,411
Gross Unrealized Depreciation	(7,251,523)
Net Unrealized Appreciation	$113,274,888

As of June 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$1,507,104
Undistributed Long-Term Gain	9,528,987
Unrealized Appreciation	98,330,482
Total	$109,366,573

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
18

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Investment Advisory Agreement Approval

At the December 7, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.  In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index, the S&P 500 Index. The Board observed that the Fund underperformed benchmark index for the one-, three-, five- and 10-year periods ended September 30, 2017 and outperformed the benchmark since the Fund's inception on July 9, 1999. The Board also considered the Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge"). The Board observed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended September 30, 2017. The Board noted the Adviser's representation that the Fund's conservative investment approach is countercyclical, meaning it is designed to outperform the benchmark index in declining markets and lag or achieve parity with the benchmark index in rising markets. The Board also noted the Adviser's representation that the Fund seeks capital appreciation over the long-term and that the Fund had outperformed its benchmark index since its inception on both a cumulative and average annual basis. Based on the Adviser's investment style and the foregoing performance information, among other relevant factors, the Board determined that the Fund and its shareholders could benefit from the Adviser's continued management of the Fund.

19

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund's Broadridge peer group. The Board noted that the Adviser's actual advisory fee rate was lower than the median of its Broadridge peer group and the Fund's actual total expenses were higher than the median of its Broadridge peer group. The Board considered that it had approved a reduction in the contractual advisory fee rate charged to the Fund in 2016, and, at the same time, the Adviser had agreed to a reduction in the expense cap for the Investor and Institutional Classes. Based on the foregoing and other relevant factors, the Board concluded that the Adviser's advisory fee rate charged to the Fund was not unreasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of costs and profitability. The Board noted the Adviser's representation that its profit margin was reasonable in light of the services provided to the Fund and its shareholders and in consideration of the importance of the Adviser's long-term financial stability. The Board also noted the Adviser's representation that it had reduced the expense cap on the Fund's shares in 2016 and continued to cap the Fund's expenses to ensure that they remained at competitive levels. In that regard, the Board noted that the Fund was currently operating above the expense caps, resulting in the Adviser's partial subsidization of Fund expenses. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Fund could benefit from economies of scale at higher asset levels, but that the Adviser had not identified economies of scale at current asset levels that would warrant proposing breakpoints in fees at this time. Based on the foregoing information and other applicable considerations, and in light of the size of the Fund, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

20

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2017

Shareholder Proxy Vote
At a special meeting of shareholders for all the Funds in the Trust, held on December 18, 2017, shares were voted as follows on the proposals presented to shareholders:
Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0

To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0

To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0

To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0

To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017, through December 31, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values

21

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2017

and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,073.08	$5.12	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99	0.98%
A Shares
Actual	$1,000.00	$1,072.04	$6.53	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Shares
Actual	$1,000.00	$1,074.36	$4.18	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

22

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
15668 NE Eilers Road
Aurora, Oregon 97002

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1217

DF DENT
GROWTH FUNDS

SEMI-ANNUAL REPORT
(Unaudited)

DECEMBER 31, 2017

DF DENT
AND COMPANY, INC.
INVESTMENT COUNSEL

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	7
Performance Chart and Analysis	12
Schedule of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

DF Dent Midcap Growth Fund
Performance Chart and Analysis	19
Schedule of Investments	20
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25

DF Dent Small Cap Growth Fund
Performance Chart and Analysis	27
Schedule of Investments	28
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33

DF Dent Growth Funds
Notes to Financial Statements	35
Additional Information	41

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

Dear Fellow Shareholders,
Performance for the three DF Dent Growth Funds is detailed in the table below.
Performance (for periods ending 12/31/2017)
	DF Dent Premier Growth			DF Dent Midcap Growth		DF Dent Small Cap Growth
Benchmark	S&P 500 Index			Russell Midcap Growth Index		Russell 2000 Growth Index
6 Months
Fund	+	12.92%		+	13.00%	+	7.75%
Benchmark	+	11.42%		+	12.45%	+	11.09%
Fund vs Benchmark	+	1.50%		+	0.55%	-	3.34%

12 Months
Fund	+	31.84%		+	31.22%	+	15.58%
Benchmark	+	21.83%		+	25.27%	+	22.17%
Fund vs Benchmark	+	10.01%		+	5.95%	-	6.59%

5 Years
Fund	+	14.14	%*	+	14.95%*		N/A
Benchmark	+	15.79	%*	+	15.30%*		N/A
Fund vs Benchmark	-	1.65	%*	-	0.35%*		N/A

10 Years
Fund	+	8.01	%*		N/A		N/A
Benchmark	+	8.50	%*		N/A		N/A
Fund vs Benchmark	-	0.49	%*		N/A		N/A

Since Inception
Fund	+	8.79	%*	+	13.53%*	+	9.49%*
Benchmark	+	7.10	%*	+	11.97%*	+	10.46%*
Fund vs Benchmark	+	1.69	%*	+	1.56%*	-	0.97%*
* annualized

Cumulative Since Inception
Fund	+	300.04%		+	128.20%	+	45.86%
Benchmark	+	209.40%		+	108.52%	+	51.31%
Fund vs Benchmark	+	90.64%		+	19.68%	-	5.45%
Inception Date	07/16/2001			07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF Dent Premier Growth Fund's annual operating expense ratio (gross) is 1.23%. However, D.F. Dent and Company (the Funds' "Adviser") has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) to 1.10% on the first $150

1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

million in Fund net assets. This agreement is in effect through October 31, 2019. As stated in the current prospectus, the DF Dent Midcap Growth Fund's annual operating expense ratio (gross) is 1.43% and 2.27% for the Investor Shares and Institutional Shares, respectively. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) of Investor Shares and Institutional Shares to 0.98% and 0.85%, respectively, through October 31, 2019. As stated in the current prospectus, the DF Dent Small Cap Growth Fund's annual operating expense ratio (gross) is 3.10% and 3.35% for the Investor Shares and Institutional Shares, respectively. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) of Investor Shares and Institutional Shares to 1.05% and 0.95%, respectively, through October 31, 2019. These expense caps may be changed or eliminated prior to their expiration date only with the consent of the Board of Trustees. The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Returns greater than one year are annualized, except cumulative returns.
The remainder of the letter pertains primarily to the DF Dent Premier Growth Fund (the "Fund"). 2017 was one of the DF Dent Premier Growth Fund's best performance years, both in terms of its +31.84% absolute return as well as its return of +10.01% over its benchmark, the S&P 500 (the "Index"). It was the fourth calendar year with a total return over 30% and the third calendar year with a return of greater than 10% above the Index since the Fund's inception on July 16, 2001. Such performance years are not a regular occurrence, but they have contributed to your Fund's long term results. As presented later in the Management Discussion of Fund Performance section of this report, an investor who purchased the Fund at inception for $10 a share and reinvested all cap capital gain distributions in shares of the Fund would have grown this investment to $40 versus $30.94 for the Index on a pretax basis.
Technology companies led the equity markets in 2017. Your Fund was over- weighted in this Sector and out-performed the Sector as well. Our two largest holdings in Health Care, Intuitive Surgical and Illumina, both achieved returns in excess of 70% for the calendar year. Your Adviser anticipates sustained long term growth from these companies but certainly not at rates experienced in 2017.
Such returns can offset mistakes, and we made two in particular - IMAX and Signet Jewelers. We had thought these two consumer companies would be reasonably immune to e-commerce. Perhaps they were, but their managements stumbled, and we exited both positions. We also evaluated extensively how we made these two mistakes to enhance our investment process.

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

Themes

The Adviser seeks to identify major socio-economic trends which are ongoing and impact multiple industries. Industrial diversification is fine to a point, but major underlying trends that reach across many different industries are key elements of long-term sustained growth. Your Fund is structured to participate in the following ongoing major investment themes:
1.	Electronic payments displacing cash/checks globally:
Discover Financial Services (DFS), Visa, Inc. (V), Mastercard (MA)
2.	Software improving legacy industries:
Blackbaud, Inc. (BLKB), CoStar Group (CSGP), Tyler Tech, Inc. (TYL), ANSYS (ANSS)
3.	Consumer businesses that are enhanced – not disintermediated – by technology and e-commerce:
Amazon.com (AMZN), Alphabet, Inc. (GOOG), CarMax. Inc. (KMX), LKQ Corp. (LKQ)
4.	Non-Bank Financials leveraged to information/data analytics: Markel Corp. (MKL), Moody's Corp. (MCO), S&P Global, Inc. (SPGI), SEI Investments Co. (SEIC), Verisk Analytics, Inc. (VRSK)
5.	Advanced Technologies shaping the next generation of healthcare:
Illumina, Inc. (ILMN), Intuitive Surgical, Inc. (ISRG)
Expense Ratio Management
Your Fund's Adviser, D.F. Dent and Company, has again agreed to maintain your Fund's expense ratio at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million through October 31, 2019 by reimbursing expenses and waiving management fees.
Brokerage trading commissions were less than $.01 per share of the Fund for the entire year of 2017.
Portfolio Turnover
For the calendar year 2017, portfolio turnover was 9.39%, well under the below average 16.6% average for the life of your Fund. Low turnover is another factor in keeping expenses down. Average portfolio turnover was 60.06% in your Fund's peer group, well above both 2017 portfolio turnover for your Fund (9.39%) and average portfolio turnover for the life of your Fund (16.6%).
Management Ownership of Fund
The Adviser's retirement plan, employees and related family members of the Adviser collectively own 22% of the Fund as well as 24% and 63% of the DF Dent Midcap and DF Dent Small Cap Funds respectively. The Fund is the largest investment of the Adviser's retirement plan (at 25.9% of the retirement plan's assets). In total,

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

33.7% of the Adviser's retirement plan is invested the three DF Dent Funds. Our retirement plan's commitment to these DF Dent Growth Funds represents our confidence in their long term outlook.
Asset Allocation
Large Capitalization	51.86%
Mid Capitalization	39.59%
Small Capitalization	8.54%
Reserve Funds	0.01%
Total Fund	100.0%

* Percentages calculated based on total value of investments for the period ended December 31, 2017.
From the Fund's inception (07/16/2001) through 06/30/2015, your Adviser used a market capitalization range of $1.5 to $7.0 billion to define mid capitalization companies, and with companies below and above this range representing small and large caps respectively. In recent reports we adjusted this range upwards to reflect the overall increase of market capitalization levels over the past 15 years. Accordingly, since 11/01/2015, the market capitalization range of mid-cap has been $3.0 to $12.0 billion, thereby defining companies below and above this range as small and large, respectively.
Commentary
The bull market of the past nine years has benefited from an accommodative Federal Reserve policy that has provided ample liquidity for the financial markets. Now the Federal Reserve has telegraphed that it will be reversing this policy by shrinking its balance sheet and nudging up interest rates. While the Fed will attempt to avoid being disruptive with this shift in policy, the fact remains that this is a reversal of a policy which accommodated a nine-year rise in the pricing of financial assets (and most likely some real assets as well).
The U.S. economy and corporate profits are gaining momentum. The stimulus from corporate tax cuts could cause concerns of overheating and inflation in late 2018. If so, the Fed might accelerate its schedule to normalize monetary policy and in the process flatten the yield curve. This is a risk for the equity market, but we believe it is more likely a late 2018 event. In the meantime we will maintain positions in what we consider to be "Best-in-Class"* growth companies run by management teams of skill and integrity.
Your Adviser has conducted extensive research on the Fund's holdings and has confidence in the management of these companies. If we lose that confidence, as mentioned earlier in the cases of Signet Jewelers and IMAX, we will eliminate those companies from your Fund. Although we do not expect the equity market to repeat the kind of returns experienced in 2017, we do expect your portfolio companies will sustain their growth and continue to reward long-term investors.
We welcome new investors and appreciate the loyalty of our long term shareholders. We will continue to work diligently to earn your trust.

4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

Respectively Submitted,

Daniel F. Dent	Bruce L. Kennedy	Matthew F. Dent
* The determination of "best-in-class" is solely the opinion of the Fund's Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be "best-in-class".
IMPORTANT INFORMATION:
The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.
The DF Dent Midcap Growth Fund ("Midcap Fund") also invests in small and medium size companies. With non-diversification risk, the Midcap Fund will typically invest in securities of a small group of issuers, which exposes the Midcap Fund to greater market risk. Investing in American Depositary Receipts (ADRs) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Midcap Fund is also subject to other risks, such as Real Estate Investment Trusts (REIT) risk with possible real estate market declines, which are detailed in the Midcap Fund's prospectus.
The DF Dent Small Cap Growth Fund ("Small Cap Fund") invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Small Cap Fund will typically invest in securities of a small group of issuers, which exposes the Small Cap Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Small Cap Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Small Cap Fund's prospectus.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the
5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2017

mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2017

Recent Performance
For the year ending December 31, 2017, the DF Dent Premier Growth Fund (the "Fund") experienced a total return of +31.84% versus a total return of +21.83% for the S&P 500 Index (the "Index"), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2017 was as follows:
Period Ending 12/31/2017	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	12.92%	+	11.42%	+	1.50%
Twelve Months	+	31.84%	+	21.83%	+	10.01%
Five Years (annualized)	+	14.14%	+	15.79%	-	1.65%
Five Years (cumulative)	+	93.72%	+	108.14%	-	14.42%
Ten Years (annualized)	+	8.01%	+	8.50%	-	0.49%
Ten Years (cumulative)	+	116.17%	+	126.03%	-	9.86%
Since Inception (07/16/01) (annualized)	+	8.79%	+	7.10%	+	1.69%
Since Inception (07/16/01) (cumulative)	+	300.04%	+	209.40%	+	90.64%

Past performance is not indicative of future performance.
Your Fund's total return of +31.84% in 2017 was clearly one of its best years since inception 16.5 years ago, both in its absolute return as well as its 10.01% out-performance relative to the Index.
What drove this performance? In general many of the managements of your portfolio companies invested in research, marketing, and capital spending in recent years. These companies were willing to sacrifice current earnings by expensing many of these expenditures in 2015-2016. Earnings were restrained by this spending in 2015-2016 and to some extent, so was stock price appreciation. The returns from this spending became apparent in 2017 as many of your portfolio companies reported revenue and earnings which exceeded expectations and exceeded conservative guidance issued earlier in the year.
The sector with the best total return in the Index over the year was 38.56% in the Information Technology Sector which carried an average weighting of 23.76% according to FactSet. Your Fund both overweighted this Sector with an average 33.25% weighting during the year and outperformed this Sector's performance with its +45.51% total return. The heavier weighting and stronger performance of your Fund's holdings combined to contribute +3.74% of your Fund's +10.01% out-performance of the Index. Your Fund's holdings of Alphabet (Google), ANSYS, Mastercard, Red Hat, and Visa are also in the Information Technology Sector of the Index but carried much larger weightings over the year in the Fund. These weightings contributed to the Fund's higher return. Also, Blackbaud and CoStar, while in this Sector but not in the Index, contributed to the Fund's out-performance with their strong returns in 2017.
The Fund's investments in the Financial and Health Care Sectors both out-performed their respective Sectors in the Index. While your Fund's average Health Care weighting during 2017 was below that of the Index, this Sector contributed +37.32% to your Fund versus a +22.01% return within the Index. This was led by 70% plus

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2017

returns in the Fund's large positions in both Ilumina and Intuitive Surgical. Within Financials, your Fund's average weighting was only slightly greater than the Index, but the performance of the Fund's holdings within this Sector was significantly better with a total return of +41.34% versus a market matching return of +22.71% for this Sector within the Index.
Once again, omitting underperforming Sectors contributed to overall performance. The Fund had no positions in Consumer Staples, Telecommunication Services, or Utilities, all of which underperformed in 2017. Only late in 2017 did the Fund take a position within the Energy Sector (Core Laboratories), a Sector which underperformed within the Index in 2017.
A summary table of these selected Sectors which impacted the Fund's performance most is presented below:
Selected Sectors of the Fund versus the Index
Sector	Fund Average Weight (Index Weight)		Fund Return (Index Return)
Information Technology	33.25%	(23.76%)	+45.51%	(+38.56%)
Health Care	10.27%	(13.73%)	+37.32%	(+22.01%)
Financial	16.13%	(14.88%)	+41.34%	(+22.71%)

These three Sectors had the greatest contributions to your Fund's performance in 2017. Together they represented 9.37% of your Fund's 10.01% excess total return over the Index according to FactSet.
On the negative side, although the Fund was under-weighted within Consumer Discretionary, our stock selection there was poor. Both IMAX and Signet Jewelers produced negative results, and your Adviser exited both positions during 2017. A +55.96% return from Amazon.com, your largest holding within Consumer Discretionary, helped offset the poor returns from IMAX and Signet.
The five best contributors and five worst contributors to performance are listed later in this report under "Five Best Contributors" and "Five Worst Contributors."
Trends and Strategies
Your Fund is structured by selecting leading well managed companies within specific trends being played out in the global economy. The preceding Letter to Shareholders includes a section entitled Themes, which identifies important trends in the economy and the specific portfolio companies which your Adviser believes are strategically positioned to benefit from those trends.
There is always much discussion both in these reports (as in the following section) and by market strategists regarding allocation within conventional standard sectors of the stock market (the Index has 11 of these standard sectors). All too often this convention misses the underlying trends that are driving market and individual stock performance. For example, Amazon is assigned to the Consumer Discretionary Sector while Alphabet (Google) is assigned to Information Technology. Yet they had similar tailwinds driving their growth and their outstanding market performance in 2017 (consumer search and rapid growth of cloud computing).

8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2017

Healthcare Services and Roper Technologies are both assigned to Industrials while more than 50% of the latter's revenues are derived from medical services and products. Strategies emphasized within your Fund such as ecommerce, software as a service (SaaS), software improving legacy industries, and disruptive medical innovation, represent important trends embodied within the Fund's investments which are not well defined by standard industrial sector assignments.
The following section presents the standard Index Sector allocation versus the Fund.
Sector Allocation and Attribution

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2017:
Source: FactSet
Your Fund had no investments in Consumer Staples, Utilities, or Telecommunications Services, three Sectors which under-performed in 2017. Only late in 2017 was an initial investment made in Core Labs after avoiding the underperforming Energy Sector in recent years.
While the preceding bar chart represents the Fund as of 12/31/2017, the average weightings of important Sectors during 2017 and the impact of these weightings and stock selection upon performance are discussed earlier in this report.
Your Fund has followed a policy of not investing in any derivative securities.
9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2017

Best and Worst Performers
Five Best Contributors Investments	Fund Realized and Unrealized Appreciation and Income for the Year 2017	Fund Per Share As of 12/31/17
Visa, Inc., Class A	$3,667,980	$0.69
Red Hat, Inc.	3,358,612	0.64
Intuitive Surgical, Inc.	3,023,733	0.57
S&P Global, Inc.	2,476,500	0.47
ANSYS, Inc.	2,453,690	0.46
	$14,980,515	$2.83

Five Worst Contributors Investments	Fund Realized and Unrealized Loss and Income for the Year 2017	Fund Per Share As of 12/31/17
Signet Jewelers, Ltd.	$(1,012,666)	$(0.19)
IMAX Corp.	(660,344)	(0.13)
WageWorks, Inc.	(522,747)	(0.10)
Wabtec	(276,352)	(0.05)
Celgene Corp.	(109,632)	(0.02)
	$(2,581,741)	$(0.49)

Within the Five Best Contributors, each one was trimmed during 2017 as its size within the Fund exceeded the targeted percentage. This trimming is part of your Adviser's portfolio risk management process.
Within the Five Worst Contributors, Signet, IMAX, and Wabtec were eliminated during 2017. WageWorks was trimmed in early 2017 and then repurchased later in the year at lower prices.
Capital Gains Distribution Policy
As previously reported, it is the Adviser's policy to distribute all net realized capital gains in December of each year. On December 15, 2015, your Fund distributed a net capital gain of $19,330,439, or $3.32 per share, to shareholders. On December 15, 2016 another capital gain distribution of $5,832,194, or $1.08 per share was paid. On December 15, 2017 another capital gain distribution of $13,937,936, or $2.85 per share was paid. Since inception (07/16/2001) your Fund has distributed a total of $47,144,672, or $8.03 per share in realized gains. Consequently, an original shareholder on July 16, 2001 who invested $10 in a share of the Fund has received $8.02 in capital gain distributions. An investor who elected to receive these capital gain distributions in cash would have accumulated total value of $37.06 as of 12/31/17 ($8.03 of distributions + $29.03 net asset value). If that shareholder reinvested all the capital gain distributions in additional shares, the original $10 investment would now be worth $40.00, or a 8.79% annual return versus 7.10% for the Index. The $2.94 difference represents the appreciation of the additional shares bought through reinvestment of the distributions. The same $10 invested in the Index on 07/16/2001 would be worth only $30.94 on 12/31/17

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2017

excluding taxes in both cases. Consequently, an investor in the Fund reinvesting dividends would have a pre-tax gain of $30.00 ($40.00 minus the $10 initial investment) versus a pretax gain of $20.94 ($30.94 minus the $10 initial investment) in the Index. The Fund's 8.79% annual return versus the Index's 7.10% annual return when compounded over 16.5 years resulted in a 43.2% higher gain ($30.00 versus $20.94).
FIVE LARGEST EQUITY HOLDINGS
December 31, 2017

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
90,000	Visa, Inc., Class A	$1,596,228	$10,261,800	6.70%
52,000	Ecolab, Inc.	2,874,249	6,977,360	4.55
39,000	S&P Global, Inc.	3,937,240	6,606,600	4.31
6,000	Alphabet, Inc., Class C.	3,691,577	6,278,400	4.10
42,000	Moody's Corp.	3,026,074	6,199,620	4.04
		$15,125,368	$36,323,780	23.70%

Each of these five largest holdings was trimmed back during 2017 due to its market appreciation. This is part of the Adviser's portfolio risk management policy to maintain positions at targeted levels.
The views in this report were those of the Fund's Adviser as of December 31, 2017, and may not reflect the Adviser's views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.
11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended December 31, 2017	One Year	Five Years	Ten Years
DF Dent Premier Growth Fund	31.84%	14.14%	8.01%
S&P 500 Index	21.83%	15.79%	8.50%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.23%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2019 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value

Common Stock - 99.1%
Consumer Discretionary - 7.6%
3,800	Amazon.com, Inc. (a)	$4,443,986
63,000	CarMax, Inc. (a)	4,040,190
79,000	LKQ Corp. (a)	3,212,930
		11,697,106
Energy - 1.1%
16,000	Core Laboratories NV	1,752,800

Financials - 16.5%
50,000	Discover Financial Services	3,846,000
2,800	Markel Corp. (a)	3,189,564
42,000	Moody's Corp.	6,199,620
39,000	S&P Global, Inc. (a)	6,606,600
75,000	SEI Investments Co.	5,389,500
		25,231,284
Health Care - 10.5%
20,000	Bio-Techne Corp.	2,591,000
24,810	Celgene Corp. (a)	2,589,171
17,100	Illumina, Inc. (a)	3,736,179
15,500	Intuitive Surgical, Inc. (a)	5,656,570
17,000	STERIS PLC	1,486,990
		16,059,910
Industrials - 20.5%
47,000	Envestnet, Inc. (a)	2,342,950
15,000	Exponent, Inc.	1,066,500
52,000	Fastenal Co.	2,843,880
38,000	Healthcare Services Group, Inc.	2,003,360
23,000	Roper Technologies, Inc.	5,957,000
10,500	TransDigm Group, Inc. (a)	2,883,510
54,200	Verisk Analytics, Inc. (a)	5,203,200
63,000	WageWorks, Inc. (a)	3,906,000
34,500	Waste Connections, Inc.	2,447,430
16,000	Watsco, Inc.	2,720,640
		31,374,470
Information Technology - 33.9%
6,000	Alphabet, Inc., Class C (a)	6,278,400
41,400	ANSYS, Inc. (a)	6,110,226
23,000	Blackbaud, Inc.	2,173,270
85,017	Blackline, Inc. (a)	2,788,558
10,000	CoStar Group, Inc. (a)	2,969,500
33,400	Mastercard, Inc., Class A	5,055,424
108,500	PROS Holdings, Inc. (a)	2,869,825
48,000	Red Hat, Inc. (a)	5,764,800
64,000	Trimble, Inc. (a)	2,600,960
29,000	Tyler Technologies, Inc. (a)	5,134,450
90,000	Visa, Inc., Class A	10,261,800
		52,007,213

Materials - 4.6%
52,000	Ecolab, Inc.	6,977,360

Real Estate - 4.4%
38,000	American Tower Corp. REIT	5,421,460
32,000	CBRE Group, Inc., Class A (a)	1,385,920
		6,807,380

Total Common Stock (Cost $74,831,432)	151,907,523

Investments, at value - 99.1% (Cost $74,831,432)	$151,907,523
Other Assets & Liabilities, Net – 0.9%	1,364,880
Net Assets – 100.0%	$153,272,403

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$151,907,523
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$151,907,523

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2017.
See Notes to Financial Statements.	13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	7.6%
Energy	1.1%
Financials	16.5%
Health Care	10.5%
Industrials	20.5%
Information Technology	33.9%
Materials	4.6%
Real Estate	4.4%
Other Assets & Liabilities, Net	0.9%
100.0%
See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $74,831,432)	$151,907,523
Cash	1,957,977
Receivables:
Fund shares sold	76,380
Dividends and interest	70,949
Prepaid expenses	10,611
Total Assets	154,023,440

LIABILITIES
Payables:
Investment securities purchased	370,942
Fund shares redeemed	5,000
Accrued Liabilities:
Investment adviser fees	353,593
Trustees' fees and expenses	179
Fund services fees	12,068
Other expenses	9,255
Total Liabilities	751,037

NET ASSETS	$153,272,403

COMPONENTS OF NET ASSETS
Paid-in capital	$74,073,291
Accumulated net investment loss	(122,985)
Accumulated net realized gain	2,246,006
Net unrealized appreciation	77,076,091
NET ASSETS	$153,272,403
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,280,278
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$29.03

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,346) .	$665,884
Interest income	1,652
Total Investment Income	667,536
Adviser
EXPENSES
Investment adviser fees	761,867
Fund services fees	102,115
Custodian fees	8,026
Registration fees	10,070
Professional fees	26,691
Trustees' fees and expenses	7,878
Other expenses	16,763
Total Expenses	933,410
Fees waived and expenses reimbursed	(96,809)
Net Expenses	836,601

NET INVESTMENT LOSS	(169,065)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	9,064,440
Net change in unrealized appreciation (depreciation) on investments	9,460,173
NET REALIZED AND UNREALIZED GAIN	18,524,613
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,355,548

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2017	For the Year Ended June 30, 2017
OPERATIONS
Net investment loss	$(169,065)	$(367,077)
Net realized gain	9,064,440	13,524,493
Net change in unrealized appreciation (depreciation)	9,460,173	13,764,129
Increase in Net Assets Resulting from Operations	18,355,548	26,921,545

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(13,937,936)	(5,832,194)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,147,656	906,695
Reinvestment of distributions	11,020,469	4,628,170
Redemption of shares	(11,029,117)	(26,911,202)
Increase (Decrease) in Net Assets from Capital Share Transactions	2,139,008	(21,376,337)
Increase (Decrease) in Net Assets	6,556,620	(286,986)

NET ASSETS
Beginning of Period	146,715,783	147,002,769
End of Period (Including line (a))	$153,272,403	$146,715,783

SHARE TRANSACTIONS
Sale of shares	73,222	35,252
Reinvestment of distributions	377,672	187,300
Redemption of shares	(369,201)	(1,043,836)
Increase (Decrease) in Shares	81,693	(821,284)

(a) Undistributed (distributions in excess of) net investment income	$(122,985)	$46,080

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND FINANCIAL STATEMENTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning
of Period	$28.22		$24.42	$28.32	$26.17	$21.54	$17.73
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.07)	(0.13)	(0.10)	(0.08)	(0.01)
Net realized and unrealized
gain (loss)	3.69		4.95	(0.45)	2.25	4.71	3.82
Total from Investment Operations	3.66		4.88	(0.58)	2.15	4.63	3.81
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(2.85)		(1.08)	(3.32)	—	—	—
NET ASSET VALUE, End of Period	$29.03		$28.22	$24.42	$28.32	$26.17	$21.54
TOTAL RETURN	12.92	%(b)	20.62%	(2.06)%	8.22%	21.49%	21.49%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$153,272	$146,716		$147,003	$173,936	$199,409	$174,808
Ratios to Average Net Assets:
Net investment loss	(0.22	)%(c)	(0.26)%	(0.52)%	(0.38)%	(0.31)%	(0.05)%
Net expenses	1.10	%(c)	1.10%	1.09%	1.06%	1.05%	1.09%
Gross expenses (d)	1.23	%(c)	1.23%	1.22%	1.20%	1.20%	1.26%
PORTFOLIO TURNOVER RATE	5	%(b)	13%	20%	25%	25%	19%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the "Fund") compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed, while the Russell Midcap Growth is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
DF Dent Midcap Growth Fund vs. Russell Midcap Growth Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2017	One Year	Five Years	07/01/11(1)
DF Dent Midcap Growth Fund - Investor Shares	31.22%	14.95%	13.53%
DF Dent Midcap Growth Fund - Institutional Shares(2)	31.22%	14.95%	13.53%
Russell Midcap Growth Index	25.27%	15.30%	11.97%

(1) Investor Shares commenced operations on July 1, 2011, and Institutional Shares commenced operations on November 29, 2017.
(2) Performance for the one year, five year, and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratios (gross) are 1.43% and 2.47% for Investor Shares and Institutional Shares, respectively. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.98% and 0.85% of Investor Shares and Institutional Shares, respectively, through October 31, 2019. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value

Common Stock - 93.6%
Consumer Discretionary - 6.5%
22,069	CarMax, Inc. (a)	$1,415,285
31,083	LKQ Corp. (a)	1,264,146
		2,679,431
Energy - 2.8%
10,294	Core Laboratories NV	1,127,708

Financials - 10.4%
1,025	Markel Corp. (a)	1,167,608
10,191	Moody's Corp.	1,504,294
22,633	SEI Investments Co.	1,626,407
		4,298,309
Health Care - 10.3%
20,969	AAC Holdings, Inc. (a)	188,721
6,452	Bio-Techne Corp.	835,856
7,118	Illumina, Inc. (a)	1,555,212
3,071	Intuitive Surgical, Inc. (a)	1,120,731
6,271	STERIS PLC	548,524
		4,249,044
Industrials - 30.8%
13,517	Envestnet, Inc. (a)	673,822
4,916	Exponent, Inc.	349,528
17,076	Fastenal Co.	933,886
13,981	Genesee & Wyoming, Inc., Class A (a)	1,100,724
16,003	Healthcare Services Group, Inc.	843,678
5,580	Roper Technologies, Inc.	1,445,220
2,809	TransDigm Group, Inc. (a)	771,408
26,089	Verisk Analytics, Inc. (a)	2,504,544
25,807	WageWorks, Inc. (a)	1,600,034
20,380	Waste Connections, Inc.	1,445,757
6,039	Watsco, Inc.	1,026,872
		12,695,473
Information Technology - 21.9%
10,625	ANSYS, Inc. (a)	1,568,144
5,837	Blackbaud, Inc.	551,538
24,451	Blackline, Inc. (a)	801,993
3,324	CoStar Group, Inc. (a)	987,062
41,810	PROS Holdings, Inc. (a)	1,105,874
14,032	Red Hat, Inc. (a)	1,685,243
24,733	Trimble, Inc. (a)	1,005,149
7,373	Tyler Technologies, Inc. (a)	1,305,390
		9,010,393
Materials - 4.7%
14,390	Ecolab, Inc.	1,930,850

Real Estate - 2.4%
22,915	CBRE Group, Inc., Class A (a)	992,449

Telecommunication Services - 3.8%
9,524	SBA Communications Corp. REIT (a)	1,555,841

Total Common Stock (Cost $25,306,867)	38,539,498

Investments, at value - 93.6% (Cost $25,306,867)	$38,539,498
Other Assets & Liabilities, Net – 6.4%	2,649,389
Net Assets – 100.0%	$41,188,887

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$38,539,498
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$38,539,498

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2017.

See Notes to Financial Statements.	20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	6.5%
Energy	2.8%
Financials	10.4%
Health Care	10.3%
Industrials	30.8%
Information Technology	21.9%
Materials	4.7%
Real Estate	2.4%
Telecommunication Services	3.8%
Other Assets & Liabilities, Net	6.4%
100.0%

See Notes to Financial Statements.	21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $25,306,867)	$38,539,498
Cash	2,795,374
Receivables:
Fund shares sold	5,731
Investment securities sold	48,413
Dividends and interest	13,669
Prepaid expenses	5,216
Total Assets	41,407,901

LIABILITIES
Payables:
Investment securities purchased	136,970
Accrued Liabilities:
Investment adviser fees	60,793
Trustees' fees and expenses	55
Fund services fees	9,619
Other expenses	11,577
Total Liabilities	219,014

NET ASSETS	$41,188,887

COMPONENTS OF NET ASSETS
Paid-in capital	$27,387,537
Accumulated net investment loss	(160,527)
Accumulated net realized gain	729,246
Net unrealized appreciation	13,232,631
NET ASSETS	$41,188,887

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	1,912,696
Institutional Shares	109,661

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $38,955,240)	$20.37
Institutional Shares (based on net assets of $2,233,647)	$20.37
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $795) .	$145,665
Interest income	2,158
Total Investment Income	147,823
Adviser
EXPENSES
Investment adviser fees	178,353
Fund services fees	68,366
Transfer agent fees:
Investor Shares	1,259
Institutional Shares	23
Custodian fees	2,565
Registration fees:
Investor Shares	4,539
Institutional Shares	334
Professional fees	17,223
Trustees' fees and expenses	4,088
Other expenses	10,302
Total Expenses	287,052
Fees waived and expenses reimbursed	(80,383)
Net Expenses	206,669

NET INVESTMENT LOSS	(58,846)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,123,838
Net change in unrealized appreciation (depreciation) on investments	3,667,755
NET REALIZED AND UNREALIZED GAIN	4,791,593
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,732,747

See Notes to Financial Statements.	23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended December 31, 2017	For the Year Ended June 30, 2017
OPERATIONS
Net investment loss	$(58,846)	$(161,747)
Net realized gain (loss)	1,123,838	(65,924)
Net change in unrealized appreciation (depreciation)	3,667,755	5,201,981
Increase in Net Assets Resulting from Operations	4,732,747	4,974,310

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Investor Shares	(115,823)	(24,720)
Institutional Shares	(6,662)	-
Total Distributions to Shareholders	(122,485)	(24,720)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,022,542	7,728,638
Institutional Shares	2,247,919	-
Reinvestment of distributions:
Investor Shares	115,021	24,642
Institutional Shares	6,662	-
Redemption of shares:
1	Investor Shares	(3,465,988)	(1,013,815)
Redemption fees	135
Increase in Net Assets from Capital Share Transactions	926,291	6,739,465
Increase in Net Assets	5,536,553	11,689,055

NET ASSETS
Beginning of Period	35,652,334	23,963,279
End of Period (Including line (a))	$41,188,887	$35,652,334

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	105,240	473,689
Institutional Shares	109,334	-
Reinvestment of distributions:
Investor Shares	5,641	1,551
Institutional Shares	327	-
Redemption of shares:
Investor Shares	(170,355)	(62,428)
Increase in Shares	50,187	412,812

(a)	Accumulated net investment loss	$(160,527)	$(101,681)
See Notes to Financial Statements.	24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2017		2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning
of Period	$18.08		$15.37	$16.27	$15.46	$13.01	$10.32
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.09)	(0.11)	(0.10)	(0.09)	(0.04)
Net realized and unrealized
gain (loss)	2.38		2.81	(0.31)	1.57	3.06	2.73
Total from Investment Operations	2.35		2.72	(0.42)	1.47	2.97	2.69
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(0.06)		(0.01)	(0.48)	(0.66)	(0.52)	—
REDEMPTION FEES (a)	—	(b)	—	—	—	— (b)	—
NET ASSET VALUE, End of Period	$20.37		$18.08	$15.37	$16.27	$15.46	$13.01
TOTAL RETURN	13.00	%(c)	17.74%	(2.49)%	9.97%	22.95%	26.07%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$38,955	$35,652		$23,963	$22,757	$16,032	$9,679
Ratios to Average Net Assets:
Net investment loss	(0.30	)%(d)	(0.55)%	(0.71)%	(0.65)%	(0.63)%	(0.38)%
Net expenses	1.06	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (e)	1.46	%(d)	1.68%	1.82%	1.84%	2.08%	1.86%
PORTFOLIO TURNOVER RATE	17	%(c)	31%	29%	45%	32%	35%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	November 29, 2017 (a) Through December 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$20.56
INVESTMENT OPERATIONS
Net investment loss (b)	(0.01)
Net realized and unrealized gain (loss)	(0.12	)(c)
Total from Investment Operations	(0.13)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.06)
REDEMPTION FEES (b)	—	(d)
NET ASSET VALUE, End of Period	$20.37
TOTAL RETURN	(0.63	)%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,234
Ratios to Average Net Assets:
Net investment loss	(0.43	)%(f)
Net expenses	0.85	%(f)
Gross expenses (g)	2.54	%(f)
PORTFOLIO TURNOVER RATE	17	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in DF Dent Small Cap Growth Fund (the "Fund") compared with the performance of the benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed, while the Russell 2000 Growth is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
DF Dent Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns		Since Inception
Periods Ended December 31, 2017	One Year	11/01/13(1)
DF Dent Small Cap Growth Fund - Investor Shares	15.58%	9.49%
DF Dent Small Cap Growth Fund - Institutional Shares(2)	15.58%	9.49%
Russell 2000 Growth Index	22.17%	10.46%

(1) Investor Shares commenced operations on November 1, 2013, and Institutional Shares commenced operations on November 20, 2017.
(2) Performance for the one year and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratios (gross) are 3.10 and 3.35% for Investor Shares and Institutional Shares, respectively. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.05% and 0.95% of Investors Shares and Institutional Shares, respectively, through October 31, 2019. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

27	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value

Common Stock - 99.3%
Consumer Discretionary - 14.5%
1,591	Bright Horizons Family Solutions, Inc. (a)	$149,554
9,943	Carriage Services, Inc.	255,635
1,052	Carter's, Inc.	123,599
3,892	IMAX Corp. (a)	90,100
697	LCI Industries	90,610
4,705	Liberty TripAdvisor Holdings, Inc., Class A (a)	44,345
2,095	Lithia Motors, Inc., Class A	237,971
3,260	Monro, Inc.	185,657
926	Wayfair, Inc., Class A (a)	74,330
		1,251,801
Consumer Staples - 2.7%
1,780	Calavo Growers, Inc.	150,232
735	WD-40 Co.	86,730
		236,962
Financials - 4.8%
4,108	Glacier Bancorp, Inc.	161,814
1,288	ProAssurance Corp.	73,609
3,678	WSFS Financial Corp.	175,993
		411,416
Health Care - 12.9%
15,969	AAC Holdings, Inc. (a)	143,721
178	Atrion Corp.	112,247
1,857	Bio-Techne Corp.	240,574
2,170	DexCom, Inc. (a)	124,536
1,523	Mesa Laboratories, Inc.	189,309
8,504	OrthoPediatrics Corp. (a)	163,192
1,162	STERIS PLC	101,640
1,297	Teladoc, Inc. (a)	45,201
		1,120,420
Industrials - 30.4%
2,471	AAON, Inc.	90,686
3,423	Beacon Roofing Supply, Inc. (a)	218,250
6,786	Colfax Corp. (a)	268,861
5,520	Douglas Dynamics, Inc.	208,656
3,330	Envestnet, Inc. (a)	166,001
1,672	Exponent, Inc.	118,879
2,430	Genesee & Wyoming, Inc., Class A (a)	191,314
2,960	Healthcare Services Group, Inc.	156,051
3,812	HEICO Corp., Class A	301,339
876	MSC Industrial Direct Co., Inc.	84,674
5,400	Rexnord Corp. (a)	140,508
1,636	SiteOne Landscape Supply, Inc. (a)	125,481
1,898	The Middleby Corp. (a)	256,135
4,846	WageWorks, Inc. (a)	300,452
		2,627,287

Information Technology - 32.5%
2,464	Blackbaud, Inc.	232,823
6,396	Blackline, Inc. (a)	209,789
13,209	Computer Modelling Group, Ltd.	100,880
4,981	CoreLogic, Inc. (a)	230,172
716	CoStar Group, Inc. (a)	212,616
2,695	Ellie Mae, Inc. (a)	240,933
10,965	EVERTEC, Inc.	149,672
3,202	Guidewire Software, Inc. (a)	237,780
1,330	John Bean Technologies Corp.	147,364
488	Littelfuse, Inc.	96,536
10,518	PROS Holdings, Inc. (a)	278,201
801	Shutterfly, Inc. (a)	39,850
1,123	SPS Commerce, Inc. (a)	54,567
3,283	The Descartes Systems Group, Inc. (a)	93,237
533	The Ultimate Software Group, Inc. (a)	116,317
2,096	Tyler Technologies, Inc. (a)	371,097
		2,811,834
Telecommunication Services - 1.5%
2,927	Cogent Communications Holdings, Inc.	132,593

Total Common Stock (Cost $6,412,423)	8,592,313

Investments, at value - 99.3% (Cost $6,412,423)	$8,592,313
Other Assets & Liabilities, Net – 0.7%	63,301
Net Assets – 100.0%	$8,655,614

PLC	Public Limited Company
(a)	Non-income producing security.
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$8,592,313
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$8,592,313

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2017.
PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	14.5%
Consumer Staples	2.7%
Financials	4.8%
Health Care	12.9%
Industrials	30.4%
Information Technology	32.5%
Telecommunication Services	1.5%
Other Assets & Liabilities, Net	0.7%
100.0%

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $6,412,423)	$8,592,313
Cash	143,840
Receivables:
Dividends and interest	6,555
From investment adviser	13,577
Prepaid expenses	3,927
Total Assets	8,760,212

LIABILITIES
Payables:
Investment securities purchased	82,913
Accrued Liabilities:
Trustees' fees and expenses	86
Fund services fees	8,543
Other expenses	13,056
Total Liabilities	104,598

NET ASSETS	$8,655,614

COMPONENTS OF NET ASSETS
Paid-in capital	$6,593,443
Accumulated net investment loss	(43,628)
Accumulated net realized loss	(74,091)
Net unrealized appreciation	2,179,890
NET ASSETS	$8,655,614

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	550,115
Institutional Shares	54,474

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $7,875,624)	$14.32
Institutional Shares (based on net assets of $779,990)	$14.32
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.
See Notes to Financial Statements.	30	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $318) .	$32,268
Interest income	182
Total Investment Income	32,450
Adviser
EXPENSES
Investment adviser fees	39,784
Fund services fees	66,393
Transfer agent fees:
Investor Shares	1,796
Institutional Shares	357
Custodian fees	2,484
Registration fees:
Investor Shares	2,863
Institutional Shares	1,294
Professional fees	16,544
Trustees' fees and expenses	3,165
Other expenses	10,517
Total Expenses	145,197
Fees waived and expenses reimbursed	(95,643)
Net Expenses	49,554

NET INVESTMENT LOSS	(17,104)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	177,636
Net change in unrealized appreciation (depreciation) on investments	458,122
NET REALIZED AND UNREALIZED GAIN	635,758
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$618,654

See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended December 31, 2017	For the Year Ended June 30, 2017
OPERATIONS
Net investment loss	$(17,104)	$(37,858)
Net realized gain	177,636	299,692
Net change in unrealized appreciation (depreciation)	458,122	928,361
Increase in Net Assets Resulting from Operations	618,654	1,190,195

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	154,949	930,225
Institutional Shares	764,822	-
Redemption of shares:
1	Investor Shares	(1,064,981)	(1,472,245	)*
Redemption fees	547
Decrease in Net Assets from Capital Share Transactions	(145,210)	(541,473)
Increase in Net Assets	473,444	648,722

NET ASSETS
Beginning of Period	8,182,170	7,533,448
End of Period (Including line (a))	$8,655,614	$8,182,170

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	10,944	74,617
Institutional Shares	54,474	-
Redemption of shares:
Investor Shares	(76,439)	(114,805)
Decrease in Shares	(11,021)	(40,188)

(a)	Accumulated net investment loss	$(43,628)	$(26,524)
*	This amount includes $569,837 from a redemption-in-kind for the year ended June 30, 2017.

See Notes to Financial Statements.	32	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2017		For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	November 1, 2013 (a) Through June 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning
of Period	$13.29		$11.49	$12.22	$10.87	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.06)	(0.01)	(0.04)	(0.03)
Net realized and unrealized
gain (loss)	1.06		1.86	(0.61)	1.48	0.90
Total from Investment Operations	1.03		1.80	(0.62)	1.44	0.87
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—		—	(0.11)	(0.09)	—
REDEMPTION FEES (b)	—		— (c)	—	—	—
NET ASSET VALUE, End of Period	$14.32		$13.29	$11.49	$12.22	$10.87
TOTAL RETURN	7.75	%(d)	15.67%	(5.06)%	13.41%	8.70	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$7,876	$8,182		$7,533	$5,382	$2,356
Ratios to Average Net Assets:
Net investment loss	(0.42	)%(e)	(0.46)%	(0.10)%	(0.39)%	(0.50	)%(e)
Net expenses	1.19	%(e)	1.25%	1.25%	1.25%	1.25	%(e)
Gross expenses (f)	3.39	%(e)	3.25%	3.60%	5.16%	10.69	%(e)
PORTFOLIO TURNOVER RATE	18	%(d)	45%	39%	38%	37	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	33	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	November 20, 2017 (a) Through December 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$14.04
INVESTMENT OPERATIONS
Net investment income (b)	0.01
Net realized and unrealized gain (loss)	0.27	(c)
Total from Investment Operations	0.28
NET ASSET VALUE, End of Period	$14.32
TOTAL RETURN	1.99	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$780
Ratios to Average Net Assets:
Net investment income	0.35	%(e)
Net expenses	0.95	%(e)
Gross expenses (f)	6.95	%(e)
PORTFOLIO TURNOVER RATE	18	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	34	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 1. Organization
DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the "Trust") and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. DF Dent Premier Growth Fund commenced operations on July 16, 2001. DF Dent Midcap Growth Fund's Investor Shares and Institutional Shares commenced operations on July 1, 2011 and November 29, 2017, respectively. DF Dent Small Cap Growth Fund's Investor Shares and Institutional Shares commenced operations on November 1, 2013 and November 20, 2017, respectively. The Funds seek long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in sixty days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs

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DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Funds are distributed at least annually. Distributions to

36	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems shares of DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for each Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund's balance sheet.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2017, DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund had $1,707,977 and $2,545,374, respectively  at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

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Note 4. Fees and Expenses
Investment Adviser – D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 1.00%, 0.75%, and 0.85% of the average daily net assets of DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively. Prior to November 1, 2017, the Adviser received an advisory fee from the Funds at an annual rate of 1.00% of each Fund's average daily assets.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee's annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 5. Expenses Reimbursed and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses through October 31, 2019, for DF Dent Premier Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of the Fund. Additionally, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) of Investor Shares and Institutional Shares to 0.98% and 0.85%,

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DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

respectively, through October 31, 2019, for DF Dent Midcap Growth Fund. The Adviser has also contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) of Investor Shares and Institutional Shares to 1.05% and 0.95%, respectively, through October 31, 2019, for DF Dent Small Cap Growth Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2017, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$64,772	$-	$32,037	$96,809
DF Dent Midcap Growth Fund	51,713	3,825	24,845	80,383
DF Dent Small Cap Growth Fund	39,784	30,963	24,896	95,643

The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the net annual operating expenses of each Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. As of December 31, 2017, $71,517, $62,175, and $70,801 are subject to recoupment by the Adviser for the DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2017, totaled as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$6,974,481	$20,562,381
DF Dent Midcap Growth Fund	6,341,127	7,976,163
DF Dent Small Cap Growth Fund	1,470,509	1,519,085

Note 7. Federal Income Tax
As of December 31, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
DF Dent Premier Growth Fund	$77,076,091	$-	$77,076,091
DF Dent Midcap Growth Fund	13,420,053	(187,422)	13,232,631
DF Dent Small Cap Growth Fund	2,327,496	(147,606)	2,179,890

39	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

As of June 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$308,411	$6,813,326	$-	$67,659,763	$74,781,500
DF Dent Midcap Growth Fund	-	-	(269,858)	9,460,946	9,191,088
DF Dent Small Cap Growth Fund	-	-	(226,431)	1,669,948	1,443,517

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to passive foreign investment holdings (PFICs), wash sales and equity return of capital.
For tax purposes, the prior late year ordinary loss was $107,917 and $23,863 (realized during the period November 1, 2016 through June 30, 2017) for DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund. These losses were recognized for tax purposes on the first business day of each Fund's current fiscal year, July 1, 2017.
As of June 30, 2017, the DF Dent Midcap Growth Fund had $45,099 of available short-term capital loss carryforwards and the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund had $116,842 and $202,568, respectively, of available long-term capital loss carryforwards that have no expiration date.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

40	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2017

Shareholder Proxy Vote
At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:
Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0

To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0

To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0

To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0

To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the

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DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2017

entire period from July 1, 2017, through December 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,129.15	$5.90	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
DF Dent Midcap Growth Fund
Investor Shares
Actual	$1,000.00	$1,130.03	$5.69	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	November 29, 2017	December 31, 2017	Period*	Ratio*
DF Dent Midcap Growth Fund
Institutional Shares
Actual	$1,000.00	$993.71	$0.74	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

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DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2017

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
DF Dent Small Cap Growth Fund
Investor Shares
Actual	$1,000.00	$1,077.51	$6.23	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
DF Dent Small Cap Growth Fund	November 20, 2017	December 31, 2017	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,019.94	$1.08	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

* Expenses are equal to the share class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period (except for the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Funds' Institutional share class' actual return information which reflects the 32 and 41-day period, respectively, between November 29, 2017 and November 20, 2017, the commencement of operations, respectively, through December 31, 2017).

43	DF DENT GROWTH FUNDS

DF DENT
GROWTH FUNDS

NASDAQ TICKER SYMBOLS
DF Dent Premier Growth Fund – DFDPX
DF Dent Midcap Growth Fund – DFDMX
DF Dent Small Cap Growth Fund – DFDSX

INVESTMENT ADVISER
D.F. Dent and Company, Inc.
400 E. Pratt Street, 7th Floor
Baltimore, MD 21202
www.dfdent.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
(866) 2DF-DENT
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

221-SAR-1217

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 27, 2018

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 27, 2018